Fort Hills	12 Months Ended
Dec. 31, 2017
FORT HILLS
FORT HILLS

35. FORT HILLS

On December 21, 2017, the Fort Hills partners resolved their commercial dispute and reached an agreement in which Suncor acquired an additional 2.26% interest in the project for consideration of $308 million. Teck Resources Ltd. (Teck) also acquired an additional 0.89% interest in the project as a result of the agreement. Suncor's share in the project has increased to 53.06% and Teck's share has increased to 20.89% with Total E&P Canada Ltd. (Total) share decreasing to 26.05%.

The company has updated its commodity price, capital cost and operating cost assumptions for its Fort Hills project. As a result, the company performed an impairment test on its share of the project as at December 31, 2017. The impairment test was performed using a fair value less cost of disposal methodology, and no impairment was noted. An expected cash flow approach was used based on 2017 year end reserves data and long-range planning assumptions reviewed and approved by management, with the following assumptions (Level 3 fair value inputs):

•

WCS price forecasts of $56.40/bbl in 2018, $63.60/bbl in 2019, $65.60/bbl in 2020, $67.50/bbl in 2021, $71.60/bbl in 2022, $75.00/bbl in 2023 and beyond, (expressed in real dollars), adjusted for asset specific location and quality differentials;

•	risk-adjusted discount rate of 7.25% (after-tax);
•	production of approximately 100,800 bbls/d, net to Suncor, following a twelve-month ramp-up period starting in the first quarter of 2018; and
•	operating costs averaging approximately $21.95/bbl over the life of the project (expressed in real dollars).

Based on the above assumptions, the estimated recoverable amount in respect of the company's interest in Fort Hills exceeds the carrying value. The recoverable amount is sensitive to changes in the key assumptions. Future changes in these assumptions, individually or in combination, could result in the recoverable amount being less than the carrying value and require an impairment adjustment. A 5% decrease in the assumed realized prices would decrease the recoverable amount by approximately $1.1 billion. A 1% increase in the discount rate would decrease the recoverable amount by approximately $1.6 billion and a 5% increase in the estimated future operating costs would decrease the recoverable amount by $0.5 billion (sensitivities are after-tax).

The carrying value of the company's share of the Fort Hills project at December 31, 2017 was $11.8 billion, which includes capitalized interest, capital leases and amounts allocated to the project at the time of the company's merger with Petro-Canada in 2009.